EXHIBIT 32.2

Section 1350 Certification

In connection with the Annual Report of China Armco Metals, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A, as filed with the Securities and Exchange Commission (the “Report”), I, Fengtao Wen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

April 28, 2011	/s/Fengtao Wen Fengtao Wen, Chief Financial Officer, principal financial and accounting officer